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                                                                    EXHIBIT 23.2


    As independent public accountants, we hereby consent to the incorporation by reference in the Preliminary Prospectus on Form S-3 registration statement of our report dated Februrary 1, 1996 incorporated by reference in Hilton Hotels Corporation Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                             ARTHUR ANDERSEN LLP

Los Angeles, California
April 24, 1996